EXHIBIT 10.57

                    APPLE RESIDENTIAL MANAGEMENT GROUP, INC.
                              306 EAST MAIN STREET
                            RICHMOND, VIRGINIA 23219

                                                               December 15, 1998

VIA FEDERAL EXPRESS

Apple Residential Income Trust, Inc.
Old City National Bank Building
120 W. Third Street, Suite 220
Fort Worth, Texas 76102

Dear Sirs:

          Pursuant to section 2 of the Amended and Restated Property Acquisition/Disposition Agreement dated October 1, 1998 (the "Agreement") by and between Apple Residential Income Trust, Inc. and Apple Residential Management Group, Inc., Apple Residential Management Group, Inc. hereby terminates the Agreement in its entirety effective midnight December 31, 1998.

                                    Sincerely,

                                    Apple Residential Management Group, Inc.

                                        By: /s/Glade M. Knight
                                            ------------------
                                               Glade M. Knight
                                        Title: President